UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-2958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2010

Item 1: Report to Shareholders

Overseas Stock Fund	October 31, 2010

The views and opinions in this report were current as of October 31, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

In the past six months, global stock markets continued to recover from the depths of the financial crisis in late 2008 and 2009. They built on the gains realized during the first half of our 12-month reporting period. Most of the world’s developed economies expanded but at the slow pace that typically follows a major financial crisis. Economic growth rates in emerging markets outstripped those of the developed world. Developed market companies experienced a revenue rebound, cut their costs, and improved margins. Those firms serving the burgeoning emerging markets benefited from strong demand, which led to substantially better earnings compared with those from a year ago. Despite the improved financial markets and stronger corporate performance, investors remained apprehensive about large government fiscal deficits and central banks’ generally expansionary monetary policies.

The Overseas Stock Fund generated solid returns for the 6- and 12-month periods ended October 31, 2010. For the 12-month period, the portfolio outperformed the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Average. For the six-month period, the fund’s return exceeded the MSCI EAFE Index and was in line with its Lipper peer group average.

Strong gains in the first and third quarters of 2010 generated most of the fund’s performance for the fiscal year. Developed countries continued their gradual recovery from the financial crisis, aided by the robust growth in trade with dynamic emerging markets. For the year, markets in all regions posted gains, but Japan’s results slipped in the second half due to the yen’s strong appreciation. The fund’s results reflect the continued stabilization of the global financial system, the developed world’s generally loose monetary policy, a steady but slow recovery in Europe and North America, and expanding emerging markets economies. Ever-increasing government debt levels—particularly in the U.S.—and talk of a currency war heightened investors’ concerns during the past six months and kept their appetite for risk at bay.

We believe our fundamental investment process will continue to serve the fund well. We remain committed to seeking investment opportunities in reasonably valued established, large-capitalization companies outside the U.S. that have growth potential and good prospects for appreciation. We focus our efforts primarily in developed market countries, while maintaining opportunistic exposure to emerging markets. Finally, our country and sector allocations are driven primarily by bottom-up stock selection but also are influenced by our assessment of fundamental macroeconomic prospects.

MARKET REVIEW

The world’s economic recovery from the financial crisis continued during the most recent six months, but growth rates between the developed and emerging markets diverged greatly. Economies in developed markets continued to expand at a sluggish pace, which is understandable during a period of deleveraging. Individuals, companies, and countries had piled on debt, and it is very difficult to generate high rates of economic growth while paying off obligations. In contrast, emerging markets, which had gone through a period of painful deleveraging in the 1990s, did not have to divert large amounts of resources to reduce debt and were able to continue their robust growth.

Regional market performance generally reflected the divergent economic performance. Latin America and the Pacific Rim excluding Japan generated the best returns for the 12-month period. Those regions benefited from favorable demographics and companies that sell commodities and products to fuel China’s torrid growth. European stocks posted solid gains in the most recent six-month period even though their home economies are growing at a much slower pace. These gains were based on a rebound in domestic demand, strong export gains, and low starting valuations. Japan’s expansion has been much more subdued. The yen’s appreciation, which curbed its exports and hurt corporate earnings, helped Japanese stock performance in U.S. dollars—the currency that ultimately matters to the fund’s shareholders.

When it comes to individual countries, market and economic performance diverged, illustrating that market appreciation is not as closely linked to economic growth as commonly believed. Stock prices depend on many other factors, including competitive trends and valuation. In the third quarter, for instance, France, Spain, and Portugal experienced outsized market gains even though their economies languished. Many Asian countries’ stock markets posted smaller advances than might have been expected from their high rates of economic growth.

The U.S. Federal Reserve’s highly accommodative monetary policy aided the recovery but also drove the U.S. dollar’s value sharply down against the euro and the yen. Currency valuations generated contentious discussions among the world’s trading countries. American and European officials complained about China’s deliberate efforts to keep its currency undervalued in order to maintain its export advantage, prompting the Chinese to issue their list of grievances against the developed countries. For U.S. investors, the weak dollar generally aided returns generated in non-U.S. markets. U.S. Federal Reserve Chairman Ben Bernanke’s latest round of quantitative easing is expected to further reduce the value of the dollar versus other currencies.

Corporate earnings during the period remained strong. Companies responded to the financial crisis by cutting costs, increasing workers’ productivity, and maintaining lean inventories. What they lacked was an increase in revenue. But revenues are now expanding as consumer and corporate confidence returns, albeit guardedly. When the global expansion hits its stride and corporate revenues return to healthy levels, earnings should be quite strong from this massive corporate restructuring. A number of metrics provided a favorable picture of valuation, a key component in our investment process. Asset-based and normalized (smoothing out the peaks and troughs) valuations in Japan and Europe remained appealing, in our view, and dividend yields, particularly in Europe, were very attractive.

PORTFOLIO REVIEW

During the most recent six-month period, the portfolio generated solid returns from all regions and across most sectors. European stocks, which compose the bulk of the portfolio, performed well, particularly export-oriented companies. Asian holdings with exposure to China’s rapidly growing economy also generated good gains. Japanese stocks lagged, but our measured emerging markets allocation also produced good returns. Despite considerable appreciation, we were able to find a number of reasonably valued companies that reported solid earnings growth.

From a sector perspective, our consumer discretionary holdings did particularly well in the most recent six-month period as well as for the 12-month period. For the most recent six months, automobiles made the largest contribution to absolute performance, but we also got good results from media companies, multiline retailers, and auto component makers. Financials generally continued rebounding, but the lingering uncertainties kept sector performance modest. Financial institutions still carry favorable valuations, but future capital requirements and government regulations cloud the profit outlook. Commercial banks and real estate management and development companies were the sector leaders. Investors found telecommunication companies an attractive alternative to bonds thanks to their strong cash flows and attractive yields. Information technology lagged, which was somewhat of a surprise considering the generally strong sales and favorable product cycles.

The portfolio’s automobile holdings had a strong showing. Germany’s Volkswagen and BMW continued the solid performance that began earlier this year. Both companies are export oriented. Volkswagen makes fuel-efficient vehicles that are popular around the world, and BMW’s line of luxury autos sells well globally. We added Nissan Motor (Japan) to the portfolio during the past six months. We believe the company is well positioned in China, and its electric-powered vehicle initiative holds promise. Nissan shares were inexpensively valued in our view. (Please refer to the fund’s portfolio of investments for a detailed list of holdings and the amount each represents in the portfolio.)

We also got strong results from Umicore (Belgium), a materials company that supplies catalytic materials to automakers, and Wacker Chemie (Germany), which specializes in polysilicon and other chemical products used in a variety of applications from semiconductors to automobiles.

Other consumer-oriented companies that contributed to our results were French retailing companies Compagnie Financiere Richemont and PPR. Richemont’s collection of luxury brands—Cartier, Van Clef & Arpels, Mont Blanc, and Piaget—benefited from confident consumers’ renewed willingness to splurge, especially in emerging markets, which are responsible for more than half the company’s sales. PPR also delivered strong operating profits from its luxury and lifestyle brands, such as Gucci and Puma.

Our health care equipment and supplies holdings advanced smartly. Elekta (Sweden) had strong demand for its noninvasive, image-guided radiation theraphy machines, and Fresenius (Germany), which operates more than 2,700 dialysis centers in North America and Europe, posted double-digit gains in profits and boosted its outlook.

Considering the uncertain regulatory environment, our financial holdings did well. Nordic banks DNB Holdings (Norway) and Swedbank (Sweden) benefited from their countries’ solid fiscal positions, strong regulatory frameworks, and economic expansions. A number of our real estate-oriented companies also advanced. Unibail-Rodamco’s (France) higher gross rentals from its portfolio of prime European shopping centers helped the company post strong results so far this year. Soho China, a large commercial property developer in Shanghai and Beijing, continued to roll out well-received commercial projects in both cities. We took profits in long-held homebuilder China Overseas Land, which has appreciated considerably but now has reduced growth potential in our view, given its size and the government’s determination to cool the housing market.

A number of portfolio holdings disappointed. Semiconductor wafer maker SUMCO (Japan) had to contend with idle capacity and a deep-discount pricing environment. A few companies dominate the wafer business. We believe that once demand picks up, and the current overcapacity issues are resolved, SUMCO’s results will improve. Investors’ concerns about weak demand for LCD glass weighed on Nippon Electric Glass (Japan). We believe the cycle should turn, and the company’s results will brighten once volumes pick up next year. British homebuilder Persimmon also had to deal with a poor environment. This well-managed company is executing well within Britain’s weak housing market. We added to our position this period and expect this company to perform strongly once housing demand picks up. Although based in Hong Kong, Esprit Holdings is a European apparel company that sells through wholesale and retail channels. Its wholesale division suffered a blow after the financial collapse because retailers were unable to get the financing needed to stock their stores. The retail side of the company did well, and new management is working to return all divisions of the company to a growth trajectory.

We initiated a number of positions over the past six months. Parkson Retail (China), which owns department stores in China, is well placed to take advantage of China’s growing incomes and increasing domestic consumption. We also added Telecom Italia (Italy) to our telecommunications holdings to replace the less attractive France Telecom, which we eliminated. We believe that Telecom Italia is undervalued, generates a solid dividend, and is in the midst of a restructuring effort that should generate improved results.

INVESTMENT OUTLOOK

Global stock markets have snapped back from their low point a year and a half ago, and the question we face is whether the markets can advance from here. We see many reasons for optimism. Emerging markets are growing rapidly. They are also following responsible fiscal policies. The economies of developed markets are beginning to gain traction, but countries that sell to emerging markets are performing better than those that rely on domestic consumption.

Companies are in much better financial shape than they were. They have shed debt, otherwise strengthened their balance sheets, cut costs, and increased profit margins. We have seen strong earnings so far this year, and we believe that companies are poised to generate large profits once the global expansion picks up momentum. Despite the markets’ rally, valuations still appear reasonable.

Our optimism is tempered by the realization that we are living in abnormal times. Interest rates are extremely low in Europe, Japan, and the U.S., and global liquidity is extremely high but largely stuck in neutral. Businesses are not expanding, and unemployment in the developed world remains high. In response, the U.S. Federal Reserve has embarked on a program of quantitative easing—essentially printing dollars to buy U.S. Treasuries—to keep interest rates low, buoy asset values, and increase U.S. export competitiveness in order to encourage more economic growth. Government fiscal deficits—along with the costs of social welfare programs—continue to grow and are accelerating toward unsustainable levels in many developed countries. We have never witnessed a convergence of these conditions before. Many responsible observers are asking whether countries will be able to get their budgets under control. Shifting and generally increasing regulation is adding to the sense of uncertainty because we don’t yet know whether, or to what extent, the new regulatory regimes will discourage long-term, productive investment.

When times are abnormal and sentiment is uncertain, businesses and investors tend to cut back on their exposure to risk. Under the circumstances, strong fundamental research and skilled stock picking will be critical to investment success. Our goal remains to seek stocks with favorable combinations of growth and valuation—with solid earnings prospects, sound balance sheets, and sufficient cash flow to generate dividend payments to shareholders. We will maintain our determination and efforts to effectively employ our investment process and global resources to generate long-term gains for our shareholders.

Respectfully submitted,

Raymond A. Mills
Chairman of the fund’s Investment Advisory Committee

November 18, 2010

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

MSCI EAFE Index: Widely accepted as the benchmark for international stock performance (EAFE refers to Europe, Australasia, and Far East). The index represents the major markets of the world.

Price/earnings (P/E) ratio: The price-to-earnings ratio shows the “multiple” of earnings at which a stock is selling. The P/E ratio is calculated by dividing a stock’s current price by its current earnings per share. A high multiple means that investors are optimistic about future growth and have bid up the stock’s price.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
AUSTRALIA 7.2%		
Common Stocks 7.2%		
Australia & New Zealand Banking	1,212,810	29,475
Beach Energy	14,433,625	9,473
BHP Billiton	711,209	29,204
CSL	379,073	12,191
Macquarie	406,980	14,431
Mirvac	9,853,777	12,500
QBE Insurance	753,173	12,675
Rio Tinto	433,208	35,089
Suncorp-Metway	815,748	7,351
Telstra	3,702,620	9,684
WorleyParsons	212,092	4,768
Total Australia (Cost $149,870)		176,841
AUSTRIA 0.4%		
Common Stocks 0.4%		
Erste Group Bank	215,850	9,743
Total Austria (Cost $9,138)		9,743
BELGIUM 0.8%		
Common Stocks 0.8%		
Umicore	443,778	20,889
Total Belgium (Cost $11,939)		20,889
BRAZIL 1.2%		
Common Stocks 1.2%		
Bm&F Bovespa	1,286,700	10,783
Cielo	628,500	5,408
Energias do Brasil	265,400	5,822

Petroleo Brasileiro, ADR (USD)	266,200	8,303
Total Brazil (Cost $24,998)		30,316

CANADA 0.9%

Common Stocks 0.9%		
Sun Life Financial	798,000	22,581
Total Canada (Cost $18,783)		22,581

CHINA 2.2%

Common Stocks 2.2%		
China Citic Bank, H Shares (HKD) (1)	19,232,000	13,944
China Oilfield Services, H Shares (HKD)	4,456,000	7,198
China Railway Construction, H Shares (HKD) (1)	8,968,000	11,211
Parkson Retail (HKD) (1)	6,054,500	10,935
Soho China (HKD) (1)	11,917,500	10,132
Total China (Cost $38,057)		53,420

FINLAND 0.6%

Common Stocks 0.6%		
Cargotec	165,115	7,515
Sanoma (1)	306,036	6,896
Total Finland (Cost $13,338)		14,411

FRANCE 10.6%

Common Stocks 10.6%		
Alcatel-Lucent (2)	2,600,386	9,128
AXA	1,607,776	29,269
BNP Paribas	458,525	33,536
Bouygues	397,767	17,530
EDF Energies Nouvelles (1)	107,520	4,667
GDF Suez (1)	402,214	16,055

L'Oreal	133,699	15,698
Legrand	340,999	13,166
Pernod-Ricard	253,859	22,510
PPR	122,528	20,089
Sanofi-Aventis	657,055	45,889
Societe Generale, Class A	266,972	15,987
Unibail-Rodamco	74,676	15,559
Total France (Cost $266,316)		259,083

GERMANY 7.1%

Common Stocks 5.3%

BASF	309,806	22,543
BMW	202,944	14,549
Deutsche Bank	312,354	18,007
Deutsche Boerse	96,401	6,784
E.ON	827,358	25,909
Munich Re	152,511	23,848
Wacker Chemie	93,215	19,233
		130,873

Preferred Stocks 1.8%

Fresenius	221,599	19,865
Volkswagen	160,524	24,129
		43,994
Total Germany (Cost $147,784)		174,867

HONG KONG 1.9%

Common Stocks 1.9%

AIA Group (2)	2,183,600	6,508
Esprit Holdings	1,525,985	8,170
Hutchison Telecommunications Hong Kong Holdings	18,562,000	5,747

Hutchison Whampoa	1,212,000	11,962
Kerry Properties	1,800,000	9,985
Television Broadcasts	763,000	4,065
Total Hong Kong (Cost $46,568)		46,437

IRELAND 0.8%

Common Stocks 0.8%

Allied Irish Banks (2)	1,502,441	704
DCC	615,142	17,774
Total Ireland (Cost $19,362)		18,478

ITALY 2.6%

Common Stocks 2.6%

Finmeccanica	1,028,869	14,363
Intesa Sanpaolo	4,510,235	15,866
Prysmian	281,974	5,467
Saipem	220,647	9,805
Telecom Italia	14,818,126	18,149
Total Italy (Cost $70,171)		63,650

JAPAN 20.2%

Common Stocks 20.2%

Air Water	572,000	6,657
Aisin Seiki	275,800	8,638
Asahi Kasei	2,320,000	13,600
Astellas Pharma	202,700	7,521
Benesse	263,900	12,641
Canon	374,200	17,252
Central Japan Railway	2,023	15,269
Chugai Pharmaceutical	239,700	4,186
FamilyMart	332,000	11,751
Goldcrest	157,190	3,384

Hamamatsu Photonics (1)	379,100	12,225
Hitachi Chemical	412,800	7,648
Honda	556,700	20,264
Hosiden	487,800	4,824
House Foods	251,400	3,705
Jupiter Telecommunications	12,834	13,854
Kakaku.com	1,694	8,167
KDDI	2,454	13,184
Kirin Holdings	1,091,000	14,927
Kobayashi Pharmaceutical	103,700	4,819
Kobe Steel	2,789,000	6,118
Koito Manufacturing	314,000	4,098
Konica Minolta	1,157,000	11,185
Makita	156,500	5,489
Mitsubishi	943,400	22,624
Mitsubishi Electric	2,563,000	23,982
Mitsubishi UFJ Financial	2,230,200	10,365
Mitsui	1,693,500	26,550
Mitsui Fudosan	575,000	10,839
Modec	240,200	3,417
Nikon	768,300	14,473
Nintendo	28,400	7,339
Nippon Electric Glass	1,121,000	14,407
Nippon Yusen Kabushiki Kaish	999,000	4,197
Nissan Motor	1,247,800	10,980
NS Solutions	194,700	3,610
Rohto Pharmaceutical	426,000	5,264
Showa Denko	2,734,000	4,981
Sony Financial	5,371	18,638
SUMCO (2)	777,100	12,010
Sumitomo Trust & Banking	2,362,000	12,909
Terumo	158,300	8,014
The Bank of Yokohama	1,705,000	8,368
Toshiba Machine	731,000	2,999

Tosoh	1,211,000	3,227
Toyota Motor	967,600	34,285
Total Japan (Cost $498,489)		494,884

KAZAKHSTAN 0.4%

Common Stocks 0.4%

Eurasian Natural Resources (GBP)	633,827	8,841
Total Kazakhstan (Cost $9,183)		8,841

MEXICO 1.1%

Common Stocks 1.1%

America Movil, ADR (USD)	354,200	20,281
CEMEX, Equity Units	8,837,750	7,766
Total Mexico (Cost $26,256)		28,047

NETHERLANDS 1.9%

Common Stocks 1.9%

ASML	344,156	11,357
Fugro, GDS	89,126	6,305
ING Groep, GDS (2)	684,278	7,305
Philips Electronics	718,129	21,719
Total Netherlands (Cost $45,137)		46,686

NORWAY 2.9%

Common Stocks 2.9%

DNB Holdings	2,168,677	29,772
Statoil	1,174,199	25,643
Subsea 7 (1)(2)	720,580	15,146
Total Norway (Cost $59,140)		70,561

SINGAPORE 1.5%

Common Stocks 1.5%		
DBS Group	820,500	8,812
SembCorp Industries	6,022,000	21,309
Venture	946,000	6,622
Total Singapore (Cost $28,667)		36,743

SOUTH KOREA 0.9%

Common Stocks 0.9%		
LG Display	276,200	9,450
Samsung Electronics	17,772	11,766
Total South Korea (Cost $20,120)		21,216

SPAIN 3.3%

Common Stocks 3.3%		
Banco Santander	1,163,706	14,951
Iberdrola Renovables	2,845,783	9,620
Inditex (1)	163,332	13,642
Telefonica (1)	1,552,167	41,910
Total Spain (Cost $73,134)		80,123

SWEDEN 2.8%

Common Stocks 2.8%		
Autoliv, GDR	132,095	9,465
Elekta, B Shares	464,423	17,577
Nordea Bank	1,433,425	15,783
SSAB (1)	554,785	7,778
Swedbank (2)	1,389,597	19,399
Total Sweden (Cost $46,165)		70,002

SWITZERLAND 6.5%

Common Stocks 6.5%

ABB	609,253	12,618
Compagnie Financiere Richemont, Class A	536,303	26,749
Credit Suisse	459,690	18,989
Nestle	1,122,459	61,481
Roche Holding - Genusscheine	205,366	30,156
Swiss Life	82,854	10,146
Total Switzerland (Cost $136,538)		160,139

TAIWAN 0.5%

Common Stocks 0.5%

Taiwan Semiconductor	6,446,089	13,220
Total Taiwan (Cost $11,011)		13,220

UNITED KINGDOM 20.9%

Common Stocks 20.9%

Aegis Group	2,654,277	5,346
Autonomy (2)	334,942	7,846
Barclays, ADR (USD)	1,328,870	23,455
BG Group	547,518	10,664
BP, ADR (USD)	707,112	28,871
British Sky Broadcasting	1,192,053	13,495
Brown Group	1,250,785	6,027
Carillion	1,712,007	9,439
Charter International	684,843	8,098
Close Brothers Group	595,744	7,365
Compass Group	1,567,662	12,849
Dairy Crest	1,127,057	6,689
GKN	4,239,226	12,043
GlaxoSmithKline, ADR (USD)	1,278,813	49,925
Informa	826,477	5,774

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $2,330,513)	$ 2,501,467
Receivable for investment securities sold	23,886
Dividends receivable	5,623
Receivable for shares sold	246
Cash	225
Other assets	17,658
Total assets	2,549,105
Liabilities	
Obligation to return securities lending collateral	57,383
Payable for investment securities purchased	18,264
Investment management fees payable	1,359
Due to affiliates	429
Payable for shares redeemed	311
Other liabilities	16,481
Total liabilities	94,227
NET ASSETS	$ 2,454,878
Net Assets Consist of:	
Undistributed net investment income	$ 36,739
Accumulated undistributed net realized loss	(402,149)
Net unrealized gain	171,215
Paid-in capital applicable to 298,656,083 shares of $0.01 par value capital stock outstanding; 4,500,000,000 shares of the Corporation authorized	2,649,073
NET ASSETS	$ 2,454,878
NET ASSET VALUE PER SHARE	$ 8.22

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 10/31/10	10/31/09
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 45,414	$ 48,999
Net realized loss	(27,029)	(235,045)
Change in net unrealized gain	244,050	674,525
Increase in net assets from operations	262,435	488,479
Distributions to shareholders		
Net investment income	(44,111)	(41,487)
Net realized gain	(2,595)	–
Decrease in net assets from distributions	(46,706)	(41,487)
Capital share transactions*		
Shares sold	568,746	393,528
Distributions reinvested	43,423	40,133
Shares redeemed	(274,723)	(190,173)
Redemption fees received	60	27
Increase in net assets from capital share transactions	337,506	243,515
Net Assets		
Increase during period	553,235	690,507
Beginning of period	1,901,643	1,211,136
End of period	**$ 2,454,878**	**$ 1,901,643**
Undistributed net investment income	36,739	36,130
*Share information		
Shares sold	76,284	68,644
Distributions reinvested	5,622	6,943
Shares redeemed	(36,692)	(28,729)
Increase in shares outstanding	45,214	46,858

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Overseas Stock Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on December 29, 2006. The fund seeks long-term growth of capital through investments in the common stocks of non-U.S. companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended October 31, 2010, the fund realized $12,081,000 of net gain on $35,074,000 of in-kind redemptions.

New Accounting Pronouncement On May 1, 2010, the fund adopted new accounting guidance that requires enhanced disclosures about fair value measurements in the financial statements. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Values in the accompanying Portfolio of Investments are as of October 29, 2010, the last business day in the fund’s fiscal year ended October 31, 2010. Some foreign markets were open between October 29 and the close of the reporting period on October 31, but any differences in values and foreign exchange rates subsequent to October 29 through October 31 were immaterial to the fund’s financial statements.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities. Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on October 31, 2010:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Repurchase Agreements All repurchase agreements are fully collateralized by U.S. government securities. Collateral is in the possession of the fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. On October 31, 2010, the value of loaned securities was $47,232,000 and cash collateral investments totaled $57,383,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $861,844,000 and $529,622,000, respectively, for the year ended October 31, 2010.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return, but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to redemptions in kind. Reclassifications between income and gain relate primarily to the character of net currency losses. For the year ended October 31, 2010, the following reclassifications were recorded to reflect tax character; there was no impact on results of operations or net assets:

Distributions during the years ended October 31, 2010 and October 31, 2009, totaled $46,706,000 and $41,487,000, respectively, and were characterized as ordinary income for tax purposes. At October 31, 2010, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. The fund’s unused capital loss carryforwards as of October 31, 2010, expire: $9,477,000 in fiscal 2015, $114,187,000 in fiscal 2016, $219,677,000 in fiscal 2017 and $36,014,000 in fiscal 2018.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Acquisition of certain foreign currencies related to security transactions are also subject to tax. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At October 31, 2010, the fund had no deferred tax liability attributable to foreign securities and $200,000 of foreign capital loss carryforwards, all of which expire in 2016.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At October 31, 2010, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended October 31, 2010, expenses incurred pursuant to these service agreements were $145,000 for Price Associates; $132,000 for T. Rowe Price Services, Inc.; and $159,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended October 31, 2010, the fund was charged $198,000 for shareholder servicing costs related to the college savings plans, of which $159,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At October 31, 2010, approximately 4% of the outstanding shares of the fund were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Retirement Funds (Retirement Funds) may invest. The Retirement Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Retirement Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended October 31, 2010, the fund was allocated $3,919,000 of Retirement Funds’ expenses, of which $2,421,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At October 31, 2010, approximately 86% of the outstanding shares of the fund were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

NOTE 7 - INTERFUND BORROWING PROGRAM

Pursuant to its prospectus, the fund may borrow up to 33 1/3% of its total assets. The manager has developed a program that provides temporary liquidity under an interfund borrowing agreement between the fund and other T. Rowe Price-sponsored mutual funds. The program permits the borrowing and lending of cash at rates beneficial to both the borrowing and lending funds. Pursuant to program guidelines, loans totaling 10% or more of a borrowing fund’s total assets require collateralization at 102% of the value of the loan; loans of less than 10% are unsecured. During the year ended October 31, 2010, the fund incurred $3,000 in interest expense related to outstanding borrowings on eight days in the average amount of $12,163,000 and at an average annual rate of 1.23%. At October 31, 2010, there were no borrowings outstanding.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price International Funds, Inc. and
Shareholders of T. Rowe Price Overseas Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Overseas Stock Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 17, 2010

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/10

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $2,595,000 from short-term capital gains.

For taxable non-corporate shareholders, $45,767,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $45,000 of the fund’s income qualifies for the dividends-received deduction.

The fund will pass through foreign source income of $47,181,000 and foreign taxes paid of $2,636,000.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and
Year Elected*	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009); Director, Medtronic,
Inc. (1998 to 2007); Director, Mercantile Bankshares (1997 to 2007)

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, NLV
(1940)	Financial Corporation (2004 to 2005)
2006

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
1991	Vornado Real Estate Investment Trust (2004 to present); Director,
Mercantile Bankshares (2002 to 2007); Member, Advisory Board,
Deutsche Bank North America (2004 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1988

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008); Director, Georgia Pacific (2004 to 2005)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2006

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present); Managing Director, The Goldman Sachs Group,
2009	Inc. (1984 to 2008)

*Each independent director oversees 128 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[128]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Global Investment Services Limited, T. Rowe Price
Retirement Plan Services, Inc., T. Rowe Price Savings Bank, and
T. Rowe Price Services, Inc.; Director, T. Rowe Price International,
Inc.; Chief Executive Officer, Chairman of the Board, Director, and
President, T. Rowe Price Trust Company; Chairman of the Board,
all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[73]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With International Funds	Principal Occupation(s)

Ulle Adamson, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Christopher D. Alderson (1962)	Chief Executive Officer, Director, and President,
President	T. Rowe Price International, Inc.; Vice President,
T. Rowe Price Global Investment Services
Limited and T. Rowe Price Group, Inc.

Paulina Amieva (1981)	Vice President, T. Rowe Price International, Inc.
Vice President

Peter J. Bates, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

R. Scott Berg, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Mark C.J. Bickford-Smith (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price Global
Vice President	Investment Services Limited, T. Rowe Price
Group, Inc., and T. Rowe Price Trust Company

Jose Costa Buck (1972)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Ryan Burgess, CFA (1974)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly intern, T. Rowe Price
(to 2006)

Tak Yai Cheng, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly
Analyst, Deutsche Bank

Archibald A. Ciganer, CFA (1976)	Vice President, T. Rowe Price Global Investment
Vice President	Services Limited and T. Rowe Price Group, Inc.

Richard N. Clattenburg, CFA (1979)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Global Investment Services Limited, and
T. Rowe Price Group, Inc.

Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Global Investment Services Limited, T. Rowe
Price Group, Inc., T. Rowe Price International,
Inc., and T. Rowe Price Trust Company

Richard de los Reyes (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly Analyst, Soros Fund
Management (to 2006)

Shawn T. Driscoll (1975)	Vice President, T. Rowe Price Group, Inc.; for-
Vice President	merly Equity Research Analyst, MTB Investment
Advisors (to 2006)

Mark J.T. Edwards (1957)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

David J. Eiswert, CFA (1972)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Global Investment Services Limited, and
T. Rowe Price Group, Inc.

Henry M. Ellenbogen (1973)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

May Foo, CFA (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Melissa C. Gallagher (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly
European Pharmaceuticals and Biotech Analyst,
Bear Stearns International Ltd. (to 2008)

Robert N. Gensler (1957)	Vice President, T. Rowe Price, T. Rowe Price Global
Executive Vice President	Investment Services Limited, T. Rowe Price Group,
Inc., and T. Rowe Price International, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Benjamin Griffiths, CFA (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly
Investment Manager, Baillie Gifford (to 2006)

M. Campbell Gunn (1956)	Vice President, T. Rowe Price Global Investment
Executive Vice President	Services Limited, T. Rowe Price Group, Inc., and
T. Rowe Price International, Inc.

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Leigh Innes, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Randal Spero Jenneke (1971)	Vice President, T. Rowe Price Group, Inc.,
Vice President	T. Rowe Price Global Investment Services
Limited, and T. Rowe Price International, Inc.;
formerly Senior Portfolio Manager, Australian
Equities (to 2010), and Head of Research,
Australian Equities (to 2007)

Kris H. Jenner, M.D., D.Phil. (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Global Investment Services Limited, and T. Rowe
Price Group, Inc.

Yoichiro Kai (1973)	Vice President, T. Rowe Price Global Investment
Vice President	Services Limited and T. Rowe Price Group, Inc.;
formerly Japanese Financial/Real Estate Sector
Analyst/Portfolio Manager, Citadel Investment
Group, Asia Limited (to 2009); Research Analyst,
Japanese Equities & Sector Fund Portfolio
Manager, Fidelity Investments Japan Limited
(to 2007)

Ian D. Kelson (1956)	Vice President, T. Rowe Price, T. Rowe Price Global
Executive Vice President	Investment Services Limited, T. Rowe Price
Group, Inc., and T. Rowe Price International, Inc.

Mark J. Lawrence (1970)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

David M. Lee, CFA (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Lillian Yan Li, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly
Analyst, Deutsche Bank (Hong Kong) (to 2007)

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Anh Lu (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Sebastien Mallet (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Daniel Martino, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly Research Analyst
and Co-portfolio Manager, Taurus Asset
Management (to 2006) and Onex Public
Markets Group (to 2006)

Jonathan H.W. Matthews, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.; formerly
Analyst, Pioneer Investments (to 2008)

Susanta Mazumdar (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Inigo Mijangos (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Eric C. Moffett (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly
Analyst, Fayez Sarofim & Company (to 2007)

Joshua Nelson (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly Assistant Vice President of
Investment Banking, Citigroup Global Markets,
Inc. (to 2005)

Philip A. Nestico (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Hwee Jan Ng, CFA (1966)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Sridhar Nishtala (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Jason Nogueira, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Charles M. Ober, CFA (1950)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, T. Rowe Price Retirement Plan
Services, Inc., and T. Rowe Price Services,
Inc.; Vice President, T. Rowe Price, T. Rowe
Price Global Investment Services Limited,
T. Rowe Price Group, Inc., and T. Rowe Price
International, Inc.

Hiroaki Owaki, CFA (1962)	Vice President, T. Rowe Price Global Investment
Vice President	Services Limited and T. Rowe Price Group, Inc.

Gonzalo Pángaro, CFA (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Timothy E. Parker, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Austin Powell, CFA (1969)	Vice President, T. Rowe Price Global Investment
Vice President	Services Limited and T. Rowe Price Group, Inc.

Frederick A. Rizzo (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly
Analyst, F&C Asset Management (London)
(to 2006)

Joseph Rohm (1966)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Christopher J. Rothery (1963)	Vice President, T. Rowe Price Global Investment
Vice President	Services Limited, T. Rowe Price Group, Inc., and
T. Rowe Price International, Inc.

Naoto Saito (1980)	Employee, T. Rowe Price; formerly Analyst,
Vice President	HBK Capital Management (to 2008), student,
Stanford Graduate School of Business (to 2007)

Federico Santilli, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Sebastian Schrott (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Investment
Services, Inc.; Vice President and Assistant
Treasurer, T. Rowe Price Services, Inc.

Francisco Sersale (1980)	Vice President, T. Rowe Price International, Inc.
Vice President

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Jonty Starbuck, Ph.D. (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Miki Takeyama (1970)	Vice President, T. Rowe Price Global Investment
Vice President	Services Limited and T. Rowe Price Group, Inc.

Sin Dee Tan, CFA (1979)	Vice President, T. Rowe Price International,
Vice President	Inc.; formerly student, London Business School
(to 2008); Associate-Senior Systems Analyst,
Goldman Sachs International (London)
(to 2006)

Dean Tenerelli (1964)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Justin Thomson (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Verena E. Wachnitz, CFA (1978)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

David J. Wallack (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Hiroshi Watanabe, CFA (1975)	Vice President, T. Rowe Price Global Investment
Vice President	Services Limited and T. Rowe Price Group, Inc.;
formerly Deputy Director, Space Industry Office,
Manufacturing Industries Bureau (to 2006)

Christopher S. Whitehouse (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Clive M. Williams (1966)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Marta Yago (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly
student, Columbia Business School (to 2007)

Ernest C. Yeung, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Alison Mei Ling Yip (1966)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly
Analyst, Credit Suisse First Boston (to 2006)

Christopher Yip, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Wenli Zheng (1979)	Vice President, T. Rowe Price International,
Vice President	Inc.; formerly student, University of Chicago
Graduate School of Business (to 2008);
Strategy Consultant, Capgemini (to 2006)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,429,000 and $2,179,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 17, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 17, 2010

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	December 17, 2010